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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Gables Realty Limited Partnership's previously filed Registration Statement on Form S-3 (File No. 333-30093).



/s/ Arthur Andersen LLP

Atlanta, Georgia
November 24, 1997